UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 4

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2005

OXFORD MEDIA, INC.
                     (FORMERLY BECOMING ART INC.)
(Exact name of registrant as specified in its charter)

NEVADA	000-51125	20-3270909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Technology Drive
Building H, Irvine, California 92618
(Address of Principal Executive Offices)

(949) 341-0050
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01    Entry into a Material Definitive Agreement.

On July 8, 2005, Oxford Media, Inc. (formerly Becoming Art, Inc.) (the “Company”) filed a Current Report on Form 8 Amendment No. 1 and Amendment No. 2 on July 26, 2005, and Amendment No. 3 on September 19, 2005 whereby the Company , through CBC Acquisition Corp, its wholly owned subsidiary , was acquired by Creative Business Concepts, Inc.. This Amendment No. 4 to the Current Report on Form 8-K for Oxford Media, Inc. is being filed to provide audited financial statements required by Item 9.01 for the Company’s acquisition by Creative Business Concepts, Inc.

Item 9.01    Financial Statements and Exhibits .

(a)	Financial statements of Creative Business Concepts, Inc. as Exhibit 99.1
Financial statements of Oxford Media Corp. as Exhibit 99.2

(b)	Pro Forma Financial Information as Exhibit 99.3

(c)	Exhibits filed herewith

Exhibit 99.1 Exhibit 99.2 Exhibit 99.3	Financial statements of Creative Business Concepts, Inc. Financial statements of Oxford Media Corp. Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2005	By:	/s/ David P. Noyes
David P. Noyes
Chief Financial Officer